As filed with the Securities and Exchange Commission on July 28, 2005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2005

Date of Report (Date of earliest event reported)

Under

The Securities Act of 1933

PHYSIOMETRIX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	77-0248588
(State or Other of Incorporation or Organization)	(I.R.S. Identification Number)

Five Billerica Park

101 Billerica Avenue

North Billerica, Massachusetts 01862

(Address of Principal Executive Offices) (Zip Code)

John A. Williams
President and Chief Executive Officer
Physiometrix, Inc.
Five Billerica Park

101 Billerica Avenue
North Billerica, Massachusetts 01862
(978) 670-2422

(Name and Address of Agent for Service)

(Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Christopher D. Mitchell, Esq. Wilson Sonsini Goodrich & Rosati Professional Corporation 650 Page Mill Road Palo Alto, California 94304 (650) 493-9300	James T. Lidbury, Esq. Mayer, Brown, Rowe & Maw LLP 71 South Wacker Drive Chicago, Illinois 60606 (312) 701-8492

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 28, 2005, holders of a majority of the shares of common stock of Physiometrix, Inc., a Delaware corporation, approved and adopted the Agreement and Plan of Merger, dated as of May 31, 2005,  among Hospira, Inc., a Delaware corporation, Patriot Merger Subsidiary Corporation, a Delaware corporation and a wholly owned subsidiary of Hospira, Inc., and Physiometrix, Inc. and the transactions contemplated thereby.

Attached and incorporated by reference in this Form 8-K is the following exhibit:

Exhibit No.	Description

99.1	Press release issued by Physiometrix, Inc. and Hospira, Inc. dated July 28, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSIOMETRIX, INC.

Date: July 28, 2005

	By:	/s/ John A. Williams
	Name:	John A. Williams
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

99.1                           Press release issued by Physiometrix, Inc. and Hospira, Inc. dated July 28, 2005